SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENT

22. SUBSEQUENT EVENT

On March 2025, the Company has successfully completed the final payment for the gold transaction between its fully owned subsidiary Golden Strategy     and a third-party Macau Rongxin Precious Metals Technology Co., Ltd. which was followed by a sales agreement from October 2023. According to the agreement, the transaction was concluded after the company settled the final balance through the issuance of the ordinary shares. The ordinary shares are subject to 3-year lock-up period and do not carry voting rights.

March 17, 2025, the reverse stock split at a ratio of 1-for-100 shares was approved by the Company’s board of directors and its shareholders.